GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Small Cap Core VIP Fund (the “Fund”)

Supplement dated February 28, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on February 27, 2025, the Board considered and approved the removal of ClearBridge Investments, LLC as the subadviser to the Fund and appointment of Boston Partners Global Investors, Inc. (“Boston Partners”) as the new subadviser to the Fund, as well as related changes to the Fund’s principal investment strategies, principal risks, and portfolio managers, effective May 1, 2025. Boston Partners will assume investment advisory responsibility with respect to the Fund’s portfolio effective May 1, 2025.

The Board also approved a change to the Fund’s name to Guardian Small Cap Value VIP Fund, effective May 1, 2025.

As part of the transition to Boston Partners and the revised investment strategies, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund’s portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund’s performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.